FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                          July 19, 2000



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)





Item 5. Other Events

     On July 19, 2000, US Airways Group, Inc. (US Airways Group or the "Company") and US Airways, Inc. (US Airways) issued a news release disclosing the results of operations for both companies for the three and six months ended June 30, 2000, and selected operating and financial statistics for US Airways for the same period (see Exhibit 99 to this report).

     Rakesh Gangwal, President and Chief Executive Officer of both US Airways Group and US Airways, Lawrence M. Nagin, Executive Vice President--Corporate Affairs and General Counsel of both companies, Thomas A. Mutryn, Senior Vice President--Finance and Chief Financial Officer of both companies and Greg Taylor, Senior Vice President-- Planning for US Airways, spoke with industry analysts on a conference call following the news release.

     During the call, select balance sheet information was provided. The Company's cash position as of June 30, 2000 was $1.0 billion.
Total debt outstanding including capital lease obligations as of June 30, 2000 was $2.7 billion.

     The following information was also disclosed during the call:

-- For the third quarter of 2000, unit cost excluding fuel expense, is expected to decline. US Airways expects to pay approximately 83 cents per gallon for fuel including taxes which translates into approximately $260 million, of which $60 million is due to higher fuel price.

-- Year-over-year unit revenue performance for the third quarter is expected to decline.

-- Available seat miles are expected to increase 17% year-over-year for the third quarter. The increase is due to four factors: a 3.6% increase in scheduled departures, a 6.5% increase in average stage length, a 2% increase in average aircraft size and substantially better departure completion factor than that experienced in the prior year period.

-- For the third quarter, transatlantic capacity (as measured by ASMs) is expected to increase 40% due to new routes and the addition of the larger A330s in that region. Transcontinental and Caribbean capacity is expected to increase by 30% and 22%, respectively. System load factor is expected to increase by approximately one-half of one percentage point year-over-year.

     Certain of the information discussed on the conference call should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 which is subject to a number of risks and uncertainties. The preparation of forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside US Airways' control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking statements include: economic conditions; labor costs; financing costs; aviation fuel costs; the anticipated merger of the Company and a subsidiary of UAL Corporation; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation; consumer perceptions of US Airways products; demand for air transportation in the markets served by US Airways; other operational matters and other risks and uncertainties listed from time to time in US Airways' reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.








Item 7.   Financial Statements and Exhibits

(c)  Exhibits

Designation                      Description
-----------                      -----------
    99        News release dated July 19, 2000 of US Airways
              Group, Inc. and US Airways, Inc.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                              US Airways Group, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: July 19, 2000     By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              Chief Accounting Officer

                              US Airways, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: July 19, 2000     By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              Chief Accounting Officer













            (this space intentionally left blank)


Exhibit 99

        US AIRWAYS GROUP 2nd QUARTER NET INCOME IS $80 MILLION

     ARLINGTON, Va., July 19, 2000 - US Airways Group, Inc., reported net income for the second quarter today of $80 million on revenues of $2.4 billion. Operating income for the quarter was $168 million.
Diluted earnings per common share were $1.17.

     "While there was a significant impact on earnings from the high
cost of fuel,    US Airways has benefited from the improved business
climate affecting the entire industry," said US Airways President and CEO Rakesh Gangwal.

     Gangwal noted that there were a number of major developments during the quarter, including the approval of a new flight attendant contract, continued gains internationally and the rapid development of US Airways' new Airbus fleet, with the addition of A330-300 transatlantic aircraft as well as new single-aisle A319s and A320s.

     "Despite the competitive pressures from low-cost carriers and the challenge of an unusual number of summer storms and associated air traffic control delays, US Airways' employees are to be congratulated for remaining focused on providing the highest levels of service," Gangwal said.

     US Airways Chairman Stephen M. Wolf said, "Going forward, we are focused on bringing to fruition the merger between US Airways and United Airlines, a development that will bring great benefit to the traveling public as well as the employees and shareholders of US Airways."

     US Airways Group's operating income of $168 million was down by
39.8 percent from the $279 million reported in the second quarter of 1999. This was the result primarily of sharply increased fuel costs and the negative impact on passenger volume and yields from threatened labor action at the end of the first quarter that continued to have an impact in the second. Total operating expenses for the quarter were $2.3 billion, an increase of 12.9 percent over the second quarter of 1999.

                              -more-

US AIRWAYS GROUP 2nd QUARTER NET
INCOME IS $80 MILLION
Page Two
July 19, 2000

     Pre-tax income for the quarter was $135 million, 74.6 percent below the comparable 1999 figure of $532 million, which included a gain of $274 million relating to the company's sale of its interest in Galileo International, Inc. and expense credits totaling $16 million resulting from asset dispositions. Net income of $80 million was 74.8 percent below the second quarter 1999 net income figure of $317 million.

     On a per-share basis, the $1.17 figure for second quarter 2000 compares to $4.26 for second quarter 1999, including the nonrecurring items and $1.83 excluding nonrecurring items.

     For the second quarter of 2000, US Airways' revenue passenger miles increased by 11.4 percent with a 9.6 percent increase in available seat miles. The number of passengers increased by 5.4 percent, the length of the average passenger journey by 5.7 percent and the passenger load factor by 1.2 percentage points to 74.7 percent. Revenue per available seat mile was 13.33 cents, down 2.7 percent while cost per available seat mile was 12.62 cents, an increase of 2.0 percent, driven largely by increased fuel costs. Cost of aviation fuel per gallon for the quarter was 85.29 cents, an increase of 62.8 percent over the previous year.

     For the first six months of 2000, the net loss was $138 million as compared to net income, including one-time gains, of $363 million for the first half of 1999. Operating revenues for the period were $4.5 billion, an increase of 4.0 percent, while operating expenses were $4.5 billion, an increase of 12.8 percent. Operating income for the six-month period was $29 million as compared to $368 million in 1999, again largely reflecting increased fuel costs. Loss per common share for the period was $2.07 as compared to diluted earnings per share of $4.67, including one-time factors, in the first half of 1999.

     Revenue passenger miles for the six-month period increased 6.6 percent with an increase in available seat miles of 8.1 percent. The number of passengers carried increased 2.2 percent and the length of the average passenger journey by 4.5 percent, while the passenger load factor for the period declined by 1.0 percentage points to 69.7 percent. Revenue per available seat mile was 12.88 cents, down by 4.0 percent, while cost per available seat mile was 12.99 cents, an increase of 3.5 percent. Cost of aviation fuel per gallon was 86.98 cents, an increase of 81.5 percent over 1999.

                    PARTICIPANT INFORMATION

     In connection with the merger of US Airways with a wholly-owned subsidiary of UAL Corporation, US Airways filed a preliminary proxy statement on Schedule 14A with the United States Securities and Exchange Commission (the "SEC") on July 6, 2000. STOCKHOLDERS OF US AIRWAYS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Information concerning participants in the solicitation of proxies by US Airways from stockholders to approve the merger as well as information on how you can get the definitive proxy statement for free, when it becomes available, and other relevant documents, on the SEC web site is contained in the Schedule 14A filed by US Airways with the SEC pursuant to Rule 14a-12 of the Securities Exchange Act of 1934, as amended, on May 25, 2000.

                               -30-
NUMBER:  3930

                       US Airways Group, Inc.          NEWS RELEASE
             CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
       (dollars in millions, except per share amounts)

                                    Three Months Ended June 30,
                              -----------------------------------
                                 2000          1999      % Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    2,212    $    2,063        7.2
 Cargo and freight                   39            35       11.4
 Other                              182           188       (3.2)
                              ---------     ---------
   Total Operating Revenues       2,433         2,286        6.4

Operating Expenses
 Personnel costs                    878           813        8.0
 Aviation fuel                      284           162       75.3
 Commissions                         99           130      (23.8)
 Aircraft rent                      125           105       19.0
 Other rent and landing fees        109           106        2.8
 Aircraft maintenance               126           120        5.0
 Other selling expenses             115            95       21.1
 Depreciation and amortization       92            77       19.5
 Other                              437           399        9.5
                              ---------     ---------
   Total Operating Expenses       2,265         2,007       12.9
                              ---------     ---------
   Operating Income                 168           279      (39.8)

Other Income (Expense)
 Interest income                     25            14       78.6
 Interest expense                   (65)          (47)      38.3
 Interest capitalized                 8             9      (11.1)
 Gain on sale of investment          --           274     (100.0)
 Other, net                          (1)            3     (133.3)
                              ---------     ---------
   Other Income (Expense), Net      (33)          253     (113.0)
                              ---------     ---------
Income (Loss) Before Taxes and
 Cumulative Effect of
 Accounting Change                  135           532      (74.6)

   Provision (Credit) for
   Income Taxes                      55           215      (74.4)
                              ---------     ---------
Income (Loss) Before Cumulative
 Effect of Accounting Change         80           317      (74.8)

Cumulative Effect of Accounting
 Change, Net of Applicable
 Income Taxes of $63 Million         --            --         --
                              ---------     ---------
Net Income (Loss)            $       80    $      317      (74.8)
                              =========     =========

Earnings (Loss) per Common Share
 Basic
  Before Accounting Change   $     1.19    $     4.34      (72.6)
  Cumulative Effect of
   Accounting Change         $       --    $       --         --
                              ---------     ---------
  Net Earnings (Loss) per
   Common Share              $     1.19    $     4.34      (72.6)
                              =========     =========

 Diluted
  Before Accounting Change   $     1.17    $     4.26      (72.5)
  Cumulative Effect of
   Accounting Change         $       --    $       --         --
                              ---------     ---------
  Net Earnings (Loss) per
   Common Share              $     1.17    $     4.26      (72.5)
                              =========     =========

Shares Used for Computation (000)
 Basic                           66,831        72,981
 Diluted                         68,282        74,457


                     US Airways Group, Inc.          NEWS RELEASE
             CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
       (dollars in millions, except per share amounts)

                                  Six Months Ended June 30,
                              -----------------------------------
                                 2000          1999      % Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    4,096    $    3,919        4.5
 Cargo and freight                   78            75        4.0
 Other                              357           364       (1.9)
                              ---------     ---------
   Total Operating Revenues       4,531         4,358        4.0

Operating Expenses
 Personnel costs                  1,754         1,615        8.6
 Aviation fuel                      557           292       90.8
 Commissions                        190           254      (25.2)
 Aircraft rent                      250           219       14.2
 Other rent and landing fees        220           214        2.8
 Aircraft maintenance               256           238        7.6
 Other selling expenses             222           195       13.8
 Depreciation and amortization      183           158       15.8
 Other                              870           805        8.1
                              ---------     ---------
  Total Operating Expenses        4,502         3,990       12.8
                              ---------     ---------
  Operating Income                   29           368      (92.1)

Other Income (Expense)
 Interest income                     37            29       27.6
 Interest expense                  (122)          (97)      25.8
 Interest capitalized                17            17         --
 Gain on sale of investment          --           274     (100.0)
 Other, net                          --            17     (100.0)
                              ---------     ---------
  Other Income (Expense), Net       (68)          240     (128.3)
                              ---------     ---------
Income (Loss) Before Taxes and
 Cumulative Effect of Accounting
 Change                             (39)          608     (106.4)

 Provision (Credit) for
  Income Taxes                       (4)          245     (101.6)
                              ---------     ---------
Income (Loss) Before Cumulative
 Effect of Accounting Change        (35)          363     (109.6)

Cumulative Effect of Accounting
 Change, Net of Applicable Income
 Taxes of $63 million              (103)           --         --
                              ---------     ---------
Net Income (Loss)            $     (138)   $      363     (138.0)
                              =========     =========
Earnings (Loss) per Common Share
 Basic
  Before Accounting Change   $    (0.52)   $     4.76     (110.9)
  Cumulative Effect of
   Accounting Change         $    (1.55)   $       --         --
                              ---------     ---------
  Net Earnings (Loss) per
   Common Share              $    (2.07)   $     4.76     (143.5)
                              =========     =========

Diluted
 Before Accounting Change    $    (0.52)   $     4.67     (111.1)
 Cumulative Effect of
  Accounting Change          $    (1.55)   $       --         --
                              ---------     ---------
  Net Earnings (Loss) per
   Common Share              $    (2.07)   $     4.67     (144.3)
                              =========     =========

Shares Used for Computation(000)
 Basic                           66,665        76,205
 Diluted                         66,665        77,671



                       US Airways, Inc.              NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                        (in millions)

                                   Three Months Ended June 30,
                              -----------------------------------
                                                             %
                                 2000          1999       Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    1,972    $    1,838        7.3
 US Airways Express
  transportation revenues           231           206       12.1
 Cargo and freight                   38            34       11.8
 Other                              158           170       (7.1)
                              ---------     ---------
  Total Operating Revenues        2,399         2,248        6.7

Operating Expenses
 Personnel costs                    814           755        7.8
 Aviation fuel                      264           150       76.0
 Commissions                         91           118      (22.9)
 Aircraft rent                      107            90       18.9
 Other rent and landing fees         98            97        1.0
 Aircraft maintenance               105            95       10.5
 Other selling expenses             104            85       22.4
 Depreciation and amortization       85            71       19.7
 US Airways Express capacity
  purchases                         185           159       16.4
 Other                              385           361        6.6
                              ---------     ---------
  Total Operating Expenses        2,238         1,981       13.0
                              ---------     ---------
  Operating Income                  161           267      (39.7)

Other Income (Expense)
 Interest income                     34            56      (39.3)
 Interest expense                   (66)          (47)      40.4
 Interest capitalized                 5             4       25.0
 Gain on sale of investment          --           274     (100.0)
 Other, net                          (2)            4     (150.0)
                              ---------     ---------
  Other Income (Expense), Net       (29)          291     (110.0)
                              ---------     ---------
Income (Loss) Before Taxes
 and Cumulative Effect of
 Accounting Change                  132           558      (76.3)

  Provision (Credit) for
   Income Taxes                      54           219      (75.3)
                              ---------     ---------
Income (Loss) Before
 Cumulative Effect of
 Accounting Change                   78           339      (77.0)

Cumulative Effect of
 Accounting Change, Net
 of Applicable Income
 Taxes of $63 Million                --            --         --
                              ---------     ---------
Net Income (Loss)            $       78    $      339      (77.0)
                              =========     =========


                       US Airways, Inc.              NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                        (in millions)

                                    Six Months Ended June 30,
                              -----------------------------------
                                                            %
                                 2000          1999      Change
                              ---------     ---------   --------
Operating Revenues
 Passenger transportation    $    3,656    $    3,499        4.5
 US Airways Express
  transportation revenues           422           382       10.5
 Cargo and freight                   76            73        4.1
 Other                              304           334       (9.0)
                              ---------     ---------
  Total Operating Revenues        4,458         4,288        4.0

Operating Expenses
 Personnel costs                  1,625         1,499        8.4
 Aviation fuel                      517           269       92.2
 Commissions                        173           230      (24.8)
 Aircraft rent                      215           187       15.0
 Other rent and landing fees        200           196        2.0
 Aircraft maintenance               208           182       14.3
 Other selling expenses             201           177       13.6
 Depreciation and amortization      167           144       16.0
 US Airways Express capacity
  purchases                         364           305       19.3
 Other                              762           739        3.1
                              ---------     ---------
  Total Operating Expenses        4,432         3,928       12.8
                              ---------     ---------
  Operating Income                   26           360      (92.8)

Other Income (Expense)
 Interest income                     59           105      (43.8)
 Interest expense                  (123)          (97)      26.8
 Interest capitalized                 8             8         --
 Gain on sale of investment          --           274     (100.0)
 Other, net                          (4)           17     (123.5)
                              ---------     ---------
  Other Income (Expense), Net       (60)          307     (119.5)
                              ---------     ---------

Income (Loss) Before Taxes
 and Cumulative Effect of
 Accounting Change                  (34)          667     (105.1)

  Provision (Credit) for
   Income Taxes                      (3)          261     (101.1)
                              ---------     ---------
Income (Loss) Before
 Cumulative Effect of
 Accounting Change                  (31)          406     (107.6)

Cumulative Effect of
 Accounting Change, Net
 of Applicable Income
 Taxes of $63 Million              (103)           --         --
                              ---------     ---------
Net Income (Loss)            $     (134)   $      406     (133.0)
                              =========     =========





                        US Airways, Inc.              NEWS RELEASE
      (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
   SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)

                         (unaudited)

                                    Three Months Ended June 30,
                                  -----------------------------
                                                           %
                                    2000       1999     Change
                                  -------    -------   --------
Revenue passengers (thousands)*    15,554     14,755     5.4
Total revenue passenger miles
 (millions)                        12,155     10,910    11.4
Revenue passenger miles
 (millions)*                       12,138     10,886    11.5
Total available seat miles
 (millions)                        16,266     14,846     9.6
Available seat miles(millions)*    16,247     14,817     9.7
Passenger load factor*               74.7%      73.5%    1.2 pts.
Break-even load factor (Note 2)      72.1%      65.7%    6.4 pts.
Yield* (Note 3)                     16.24c     17.20c   (5.6)
Passenger revenue per available
 seat mile* (Note 3)                12.14c     12.64c   (4.0)
Revenue per available seat mile
 (Note 2 and 3)                     13.33c     13.70c   (2.7)
Cost per available seat mile
 (Note 2)                           12.62c     12.37c    2.0
Average passenger journey (miles)*    780        738     5.7
Average stage length (miles)*         645        612     5.4
Revenue aircraft miles (millions)*    118        110     7.3
Cost of aviation fuel per gallon    85.29c     52.40c   62.8
Cost of aviation fuel per gallon
 (excluding fuel taxes)             78.98c     46.22c   70.9
Gallons of aviation fuel consumed
 (millions)                           309        286     8.0
Schedule mileage completion factor*  97.1%      97.6%   (0.5)pts.
Number of aircraft in operating
 fleet at period-end                  395        382     3.4
Full-time equivalent employees at
 period-end                        42,653     39,599     7.7

* Scheduled service only (excludes charter service).
c cents

Note 1. Includes US Airways' "mainline" operations and the operations of its low-cost product, MetroJet.

Note 2. Financial statistics exclude the revenues and expenses generated under capacity purchase arrangements US Airways has with certain US Airways Express air carriers.

Note 3. Effective January 1, 2000, US Airways changed its accounting policy related to Dividend Miles revenue recognition in connection with guidance found in the Securities and Exchange Commission Staff Accounting Bulletin 101, "Revenue Recognition in Financial Statements." The 1999 amount has been adjusted to show what US Airways would have reported if the new accounting policy had been in effect in periods prior to 2000.



                       US Airways, Inc.              NEWS RELEASE
      (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
   SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)

                         (unaudited)

                                     Six Months Ended June 30,
                                  -----------------------------
                                                           %
                                    2000       1999     Change
                                  -------    -------   --------
Revenue passengers (thousands)*    28,357     27,752     2.2
Total revenue passenger miles
 (millions)                        21,830     20,483     6.6
Revenue passenger miles
 (millions)*                       21,798     20,439     6.6
Total available seat miles
 (millions)                        31,324     28,980     8.1
Available seat miles(millions)*    31,284     28,924     8.2
Passenger load factor*               69.7%      70.7%   (1.0)pts.
Break-even load factor (Note 2)      71.6%      65.4%    6.2 pts.
Yield* (Note 3)                     16.77c     17.45c   (3.9)
Passenger revenue per available
 seat mile* (Note 3)                11.69c     12.33c   (5.2)
Revenue per available seat mile
 (Note 2 and 3)                     12.88c     13.42c   (4.0)
Cost per available seat mile
 (Note 2)                           12.99c     12.55c    3.5
Average passenger journey (miles)*    769        736     4.5
Average stage length (miles)*         630        613     2.8
Revenue aircraft miles (millions)*    229        215     6.5
Cost of aviation fuel per gallon    86.98c     47.92c   81.5
Cost of aviation fuel per gallon
 (excluding fuel taxes)             80.58c     41.78c   92.9
Gallons of aviation fuel consumed
 (millions)                           594        561     5.9
Schedule mileage completion factor*  96.9%      96.8%    0.1 pts.
Number of aircraft in operating
 fleet at period-end                  395        382     3.4
Full-time equivalent employees at
 period-end                        42,653     39,599     7.7

* Scheduled service only (excludes charter service).
c cents

Note 1. Includes US Airways' "mainline" operations and the operations of its low-cost product, MetroJet.

Note 2. Financial statistics exclude the revenues and expenses generated under capacity purchase arrangements US Airways has with certain US Airways Express air carriers.

Note 3. Effective January 1, 2000, US Airways changed its accounting policy related to Dividend Miles revenue recognition in connection with guidance found in the Securities and Exchange Commission Staff Accounting Bulletin 101, "Revenue Recognition in Financial Statements." The 1999 amount has been adjusted to show what US Airways would have reported if the new accounting policy had been in effect in periods prior to 2000.



                             US Airways Group, Inc.             NEWS RELEASE
                             SUPPLEMENTAL SCHEDULE

                                  (unaudited)
                  (dollars in millions, except per share amounts)


                                        Three Months Ended June 30,
                             -----------------------------------------------
                                            As
                                         Reported           Pro Forma
                                           1999       %       1999      %
                               2000      (Note 1)   Change  (Note 1)  Change
                             --------   ---------   ------  --------- ------
US AIRWAYS GROUP, INC.
Operating Revenues
 Passenger transportation    $  2,212   $  2,063      7.2   $  2,098    5.4
 Cargo and freight                 39         35     11.4         35   11.4
 Other                            182        188     (3.2)       145   25.5
                              -------    -------             -------
  Total Operating Revenues   $  2,433   $  2,286      6.4   $  2,278    6.8
                              =======    =======             =======
Net Income (Loss)            $     80   $    317    (74.8)  $    313  (74.4)
                              =======    =======             =======

Earnings (Loss) per Common Share
 Basic                       $   1.19   $   4.34    (72.6)  $   4.28  (72.2)
 Diluted                     $   1.17   $   4.26    (72.5)  $   4.20  (72.1)


US AIRWAYS, INC.
Operating Revenues
 Passenger transportation    $  1,972   $  1,838      7.3   $  1,873    5.3
 US Airways Express
  transportation revenue          231        206     12.1        206   12.1
 Cargo and freight                 38         34     11.8         34   11.8
 Other                            158        170     (7.1)       127   24.4
                              -------    -------             -------
  Total Operating Revenues   $  2,399   $  2,248      6.7   $  2,240    7.1
                              =======    =======             =======
Net Income (Loss)            $     78   $    339    (77.0)  $    335  (76.7)
                              =======    =======             =======




Note 1. Effective January 1, 2000, US Airways changed its accounting policy related to Dividend Miles revenue recognition in connection with guidance found in the Securities and Exchange Commission Staff Accounting Bulletin 101,"Revenue Recognition in Financial Statements." The Pro Forma 1999 amounts above are provided to show what US Airways would have reported if the new accounting policy had been in effect in periods prior to 2000.


                              US Airways Group, Inc.           NEWS RELEASE
                             SUPPLEMENTAL SCHEDULE

                                  (unaudited)
                  (dollars in millions, except per share amounts)


                                        Six Months Ended June 30,
                             -----------------------------------------------
                                            As
                                         Reported           Pro Forma
                                           1999       %       1999      %
                               2000      (Note 1)   Change  (Note 1)  Change
                             --------   ---------   ------  --------- ------
US AIRWAYS GROUP, INC.
Operating Revenues
 Passenger transportation    $  4,096   $  3,919      4.5   $  3,987    2.7
 Cargo and freight                 78         75      4.0         75    4.0
 Other                            357        364     (1.9)       279   28.0
                              -------    -------             -------
  Total Operating Revenues   $  4,531   $  4,358      4.0   $  4,341    4.4
                              =======    =======             =======
Net Income (Loss)            $   (138)  $    363   (138.0)  $    353 (139.1)
                              =======    =======             =======

Earnings (Loss) per Common Share
 Basic                       $  (2.07)  $   4.76   (143.5)  $   4.63 (144.7)
 Diluted                     $  (2.07)  $   4.67   (144.3)  $   4.54 (145.6)


US AIRWAYS, INC.
Operating Revenues
 Passenger transportation    $  3,656   $  3,499      4.5   $  3,566    2.5
 US Airways Express
  transportation revenue          422        382     10.5        382   10.5
 Cargo and freight                 76         73      4.1         73    4.1
 Other                            304        334     (9.0)       250   21.6
                              -------    -------             -------
  Total Operating Revenues   $  4,458   $  4,288      4.0   $  4,271    4.4
                              =======    =======             =======
Net Income (Loss)            $   (134)  $    406   (133.0)  $    396 (133.8)
                              =======    =======             =======




Note 1. Effective January 1, 2000, US Airways changed its accounting policy related to Dividend Miles revenue recognition in connection with guidance found in the Securities and Exchange Commission Staff Accounting Bulletin 101,"Revenue Recognition in Financial Statements." The Pro Forma 1999 amounts above are provided to show what US Airways would have reported if the new accounting policy had been in effect in periods prior to 2000.